Exhibit 10.21

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT AND SECURITY AGREEMENT

Amendment No. 1 dated as of December 19, 2002 (this “Amendment”) to (i) the Credit Agreement dated as of June 21, 2002 (as amended, supplemented and otherwise modified through the date hereof, the “Credit Agreement”) among Advanced Medical Optics, Inc., a Delaware corporation (the “Borrower”), each Lender from time to time party thereto, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ML&Co.”), as Syndication Agent, ABN AMRO Bank N.V., as Documentation Agent, Bank of America, N.A., as Administrative Agent, Foreign Currency Fronting Lender and L/C Issuer, and ML&Co. and Banc of America Securities LLC, as Co-Lead Arrangers, and (ii) to the Security Agreement referred to in the Credit Agreement. Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified therefor in the Credit Agreement.

PRELIMINARY STATEMENTS

(1) The Borrower has requested that the Lenders agree to amend and otherwise modify the Credit Agreement and the other Loan Documents as set forth in this Amendment.

(2) The Lenders have indicated their willingness to agree to so amend and otherwise modify the Credit Agreement and the other Loan Documents, but only on the terms and subject to the satisfaction of the conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and in the Loan Documents, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Certain Provisions of the Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment Effective Date (as hereinafter defined), hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by amending and restating in its entirety the following definition to read as follows:

“Consolidated Senior Indebtedness” means, as of any date of determination, for the Borrower and its Subsidiaries on a Consolidated basis, the sum of (a) the Revolving Credit Outstandings, (b) the Term Outstandings and (c) all other Indebtedness described in clauses (a), (b) (other than with respect to contingent obligations), (d) and (f) of the definition of Indebtedness which has not been subordinated to other Indebtedness.

(b) Section 2.06(a) of the Credit Agreement is hereby amended by replacing the phrase “each Fiscal Year” appearing in the first line thereof with the phrase “each Fiscal Year beginning with the Fiscal Year ending December 31, 2003”.

(c) Notwithstanding the limitations contained in Section 2.06(b) of the Credit Agreement, the Borrower shall, immediately upon receipt of any Net Cash Proceeds of a Disposition of any interest held by it in SIS Group, Vision Web, Inc. or Vision Web Holdings, LLC, prepay the Loans and Cash Collateralize the L/C Obligations by an amount equal to such Net Cash Proceeds.

(d) Section 6.02(b) of the Credit Agreement is hereby amended by adding the phrase “beginning with the fiscal quarter ending September 30, 2002,” to the beginning of such Section, and any requirement of delivery of a Compliance Certificate prior to the fiscal quarter ending September 30, 2002 is hereby waived.

(e) Section 6.21 of the Credit Agreement is hereby amended by replacing the phrase “Pledged Shares” appearing therein with the phrase “Pledged Equity”.

(f) Section 7.05(e) of the Credit Agreement is hereby amended by replacing the phrase “10 years” appearing therein with the phrase “15 years”.

(g) Section 7.12 of the Credit Agreement is hereby amended by replacing the amounts set forth opposite the periods “Fiscal Year 2003”, “Fiscal Year 2004” and “Fiscal Year 2005”, with the amounts “$25,000,000”, “$20,000,000” and “$17,500,000”, respectively.

(h) Section 7.13 of the Credit Agreement is hereby amended by replacing the amount “$10,000,000” appearing therein with the amount “$13,000,000”.

SECTION 2. Amendments to the Security Agreement. Upon the occurrence of the Amendment Effective Date, Schedule II to the Security Agreement is hereby amended and restated in its entirety to read as set forth in Annex A hereto.

SECTION 3. Conditions Precedent to the Effectiveness of This Amendment. This Amendment (other than Sections 1 and 2) shall become effective as of the first date on which the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. Sections 1 and 2 of this Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which, and only if, each of the following conditions precedent shall have been satisfied (with the execution and delivery hereof by the Borrower constituting a representation and warranty by the Borrower as to the matters set forth in clauses (b) and (c) below):

(a) The Administrative Agent shall have received the Consent attached hereto executed by the Borrower and AMO Holdings, LLC.

(b) The representations and warranties contained in each of the Loan Documents shall be true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to this Amendment, as though made on and as of such date (except for any such representation and warranty that, by its terms, refers to a specific date other than the Amendment Effective Date, in which case as of such specific date).

(c) After giving effect to this Amendment, no event shall have occurred and be continuing or shall result from the effectiveness of this Amendment that constitutes a Default.

(d) All of the accrued fees (including an amendment fee as agreed to between the Borrower and the Administrative Agent on behalf of the Lenders) and expenses of the Administrative Agent (including the accrued fees and expenses of counsel for the Administrative Agent in connection with the closing and post-closing matters related to the Credit Agreement and in connection herewith) that are then due and payable shall have been paid in full.

This Amendment is subject to the provisions of Section 10.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 3, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and the Required Lenders.

SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b) On and after the Amendment Effective Date, each reference in the Security Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Security Agreement, and each reference in the Credit Agreement and each of the other Loan Documents to “the Security Agreement”, “thereunder”, “thereof” or words of like import referring to the Security Agreement, shall mean and be a reference to the Security Agreement, as amended by this Amendment.

(c) The Credit Agreement, the Notes and each of the other Loan Documents, as amended by Sections 1 and 2, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any of the Secured Parties or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 5. Costs and Expenses. The Borrower hereby agrees to pay, upon demand, all of the reasonable costs and expenses of the Administrative Agent (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and all of the agreements, instruments and other documents delivered or to be delivered in connection herewith, all in accordance with the terms of Section 10.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, thereunto duly authorized, as of the date first written above.

THE BORROWER ADVANCED MEDICAL OPTICS, INC.

By:	/s/ RICHARD A. MEIER
Name: Richard A. Meier Title: CVP & CFO

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ GARY FLIEGER
Name: Gary Flieger Title: Vice President

THE LENDERS

BANK OF AMERICA, N.A., as a Lender		UNION BANK OF CALIFORNIA, N.A.

By	/s/ LARRY GORDON	By:	/s/ STEPHEN W. DUNNE
	Name: Larry Gordon		Name: Stephen W. Dunne
	Title: Principal		Title: Vice President

BANK ONE, NA		MERRILL LYNCH CAPITAL CORP

By	/s/ JOSEPH PERDENZA	By:	/s/ MICHAEL E. O’BRIEN
	Name: Joseph Perdenza		Name: Michael E. O’Brien
	Title: Director		Title: Vice President

SENIOR DEBT PORTFOLIO, By Boston Management and Research, as Investment Advisor		EATON VANCE SENIOR INCOME TRUST, By Eaton Vance Management, as Investment Advisor

By	/s/ SCOTT H. PAGE	By	/s/ SCOTT H. PAGE
	Name: Scott H. Page		Name: Scott H. Page
	Title: Vice President		Title: Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND, By Eaton Vance Management, as Investment Advisor		OXFORD STRATEGIC INCOME FUND, By Eaton Vance Management, as Investment Advisor

By	/s/ SCOTT H. PAGE	By	/s/ SCOTT H. PAGE
	Name: Scott H. Page		Name: Scott H. Page
	Title: Vice President		Title: Vice President

EATON VANCE CDO III, LTD., By Eaton Vance Management, as Investment Advisor		EATON VANCE CDO IV, LTD., By Eaton Vance Management, as Investment Advisor

By	/s/ SCOTT H. PAGE	By	/s/ SCOTT H. PAGE
	Name: Scott H. Page		Name: Scott H. Page
	Title: Vice President		Title: Vice President

COSTANTINUS EATON VANCE CDO V, LTD., By Eaton Vance Management, as Investment Advisor		GRAYSON & CO., By Boston Management and Research, as Investment Advisor

By	/s/ SCOTT H. PAGE	By	/s/ SCOTT H. PAGE
	Name: Scott H. Page		Name: Scott H. Page
	Title: Vice President		Title: Vice President

BIG SKY SENIOR LOAN FUND, LTD., By Eaton Vance Management, as Investment Advisor		ARES VI CLO LTD.

By	/s/ SCOTT H. PAGE	By:	/s/ JEFF MOORE
	Name: Scott H. Page		Name: Jeff Moore
	Title: Vice President		Title: Vice President

PUTNAM DIVERSIFIED INCOME TRUST		PUTNAM MASTER INCOME TRUST

By	/s/ BETH MAZER	By	/s/ BETH MAZER
	Name: Beth Mazer		Name: Beth Mazer
	Title: VP		Title: VP

PUTNAM MASTER INTERMEDIATE INCOME TRUST		PUTNAM PREMIER INCOME TRUST

By	/s/ BETH MAZER	By	/s/ BETH MAZER
	Name: Beth Mazer		Name: Beth Mazer
	Title: VP		Title: VP

PUTNAM VARIABLE TRUST – PVT DIVERSIFIED INCOME FUND		CHARTER VIEW PORTFOLIO, By INVESCO Senior Secured Management, Inc., as Investment Adviser

By	/s/ BETH MAZER	By	/s/ THOMAS H. B. EWALD
	Name: Beth Mazer		Name: Thomas H. B. Ewald
	Title: VP		Title: Authorized Signatory

DIVERSIFIED CREDIT PORTFOLIO LTD., By INVESCO Senior Secured Management, Inc., as Investment Adviser		INVESCO EUROPEAN CDO I S.A., By INVESCO Senior Secured Management, Inc., as Collateral Manager

By	/s/ THOMAS H. B. EWALD	By	/s/ THOMAS H. B. EWALD
	Name: Thomas H. B. Ewald		Name: Thomas H. B. Ewald
	Title: Authorized Signatory		Title: Authorized Signatory

SARATOGA CLO I, LIMITED, By INVESCO Senior Secured Management, Inc., as Asset Manager		SEQUILS-LIBERTY, LTD., By INVESCO Senior Secured Management, Inc., as Collateral Manager

By	/s/ THOMAS H. B. EWALD	By	/s/ THOMAS H. B. EWALD
	Name: Thomas H. B. Ewald		Name: Thomas H. B. Ewald
	Title: Authorized Signatory		Title: Authorized Signatory

BRYN MAWR CLO, Ltd., By Deerfield Capital Management LLC as its Collateral Manager		ROSEMONT CLO, Ltd., By Deerfield Capital Management LLC as its Collateral Manager

By	/s/ DALE BURROW	By	/s/ DALE BURROW
	Name: Dale Burrow		Name: Dale Burrow
	Title: Senior Vice President		Title: Senior Vice Presiden

SEQUILS-CUMBERLAND I, LTD., By Deerfield Capital Management LLC as its Collateral Manager		OCTAGON INVESTMENT PARTNERS II, LLC, By Octagon Credit Investors, LLC, as sub-investment manager

By:	/s/ DALE BURROW	By:	/s/ ANDREW D. GORDON
	Name: Dale Burrow Title: Senior Vice President		Name: Andrew D. Gordon Title: Portfolio Manager

OCTAGON INVESTMENT PARTNERS IV., LTD., By Octagon Credit Investors, LLC, as collateral manager		OCTAGON INVESTMENT PARTNERS V, LTD., By Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ ANDREW D. GORDON	By:	/s/ ANDREW D. GORDON
	Name: Andrew D. Gordon Title: Portfolio Manager		Name: Andrew D. Gordon Title: Portfolio Manager

JUPITER LOAN FUNDING LLC		WINGED FOOT FUNDING TRUST

By:	/s/ DIANA L. MUSHILL	By:	/s/ DIANA L. MUSHILL
	Name: Diana L. Mushill Title: Asst. Vice President		Name: Diana L. Mushill Title: Authorized Agent

OLYMPIC FUNDING TRUST, SERIES 1999-1		MUIRFIELD TRADING LLC

By:	/s/ DIANA L. MUSHILL	By:	/s/ DIANA L. MUSHILL
	Name: Diana L. Mushill Title: Authorized Agent		Name: Diana L. Mushill Title: Asst. Vice President

CENTURION CDO VI, LTD., By American Express Asset Management Group, Inc., as Collateral Manager		SEQUILS – CENTURION V, LTD., By American Express Asset Management Group, Inc., As Collateral Manager

By:	/s/ LEANNE STAVRAKIS	By:	/s/ LEANNE STAVRAKIS
	Name: Leanne Stavrakis Title: Director – Operations		Name: Leanne Stavrakis Title: Director – Operations

AURUM CLO 2002-1 LTD., By Stein Roe & Farnham Incorporated, as Investment Manager		LANDMARK II CDO LIMITED, By Aladdin Asset Management LLC, as Manager

By:	/s/ KATHLEEN A. ZARN	By:	/s/ JOSEPH MORONEY
	Name: Kathleen A. Zarn Title: Senior Vice President		Name: Joseph Moroney, CFA Title: Authorized Signatory

KZH CNC LLC		KZH STERLING LLC

By:	/s/ ROWENA SMITH	By:	/s/ ROWENA SMITH
	Name: Rowena Smith Title: Authorized Agent		Name: Rowena Smith Title: Authorized Agent

ADDISON CDO, LIMITED (#1279), By Pacific Investment Management Company LLC, as its Investment Advisor		CAPTIVA IV FINANCE LTD (Acct. 1275), as advised by Pacific Investment Management Company LLC

By:	/s/ MOHAN V. PHANSALKAR	By:	/s/ DAVID DYER
	Name: Mohan V. Phansalkar Title: Executive Vice President		Name: David Dyer Title: Director

INTERCONTINENTAL CDO S.A. (#1284), By Pacific Investment Management Company LLC, as its Investment Advisor		JISSEKIKUU FUNDNIG, LTD. (#1288), By Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR	By:	/s/ MOHAN PHANSALKAR
	Name: Mohan V. Phansalkar Title: Executive Vice President		Name: Mohan V. Phansalkar Title: Executive Vice President

SEQUILS-MAGNUM, LTD (#1280), By Pacific Investment Management Company LLC, as its Investment Advisor		WRIGLEY CDO, LTD. (#1285), By Pacific Investment Management Company LLC, as its Investment Advisor

By:	/s/ MOHAN V. PHANSALKAR	By:	/s/ MOHAN PHANSALKAR
	Name: Mohan V. Phansalkar Title: Executive Vice President		Name: Mohan V. Phansalkar Title: Executive V. Vice President